Summary of Significant Accounting Policies	12 Months Ended
Dec. 28, 2013
Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Company Overview: St. Jude Medical, Inc., together with its subsidiaries (St. Jude Medical or the Company) develops, manufactures and distributes cardiovascular medical devices for the global cardiac rhythm management, cardiovascular and atrial fibrillation therapy areas and implantable neurostimulation devices for the management of chronic pain. On August 30, 2012, the Company announced the realignment of its product divisions into two new business units (or divisions): the Implantable Electronic Systems Division (combining its legacy Cardiac Rhythm Management and Neuromodulation product divisions) and the Cardiovascular and Ablation Technologies Division (combining its legacy Cardiovascular and Atrial Fibrillation product divisions). In addition, the Company centralized certain support functions, including information technology, human resources, legal, business development and certain marketing functions. The organizational changes were part of a comprehensive plan to accelerate its growth, reduce costs and leverage economies of scale. The Company began reporting under the new organizational structure as of the beginning of fiscal year 2013.
The Company's principal products in each division are as follows: Implantable Electronic Systems Division (IESD) – tachycardia implantable cardioverter defibrillator systems (ICDs), bradycardia pacemaker systems (pacemakers) and neurostimulation products (spinal cord and deep brain stimulation devices); and Cardiovascular and Ablation Technologies Division (CATD) – vascular products (vascular closure products, pressure measurement guidewires, optical coherence tomography (OCT) imaging products, vascular plugs and other vascular accessories), structural heart products (heart valve replacement and repair products and structural heart defect devices) and atrial fibrillation (AF) products (EP introducers and catheters, advanced cardiac mapping, navigation and recording systems and ablation systems). The Company markets and sells its products primarily through a direct sales force. The principal geographic markets for the Company's products are the United States, Europe, Japan and Asia Pacific.
On January 28, 2014, the Company announced further organizational changes to combine its IESD and CATD operating divisions, resulting in an integrated research and development organization and a consolidation of manufacturing and supply chain operations worldwide. The integration will be conducted in a phased approach throughout 2014. The Company's continuing global restructuring efforts are focused on streamlining its organization to improve productivity, reduce costs and leverage its scale to drive additional growth. The Company will continue to report under the existing reportable segment structure for internal management financial forecasting and reporting purposes into fiscal year 2014 until the organizational changes and the related financial reporting structure is finalized.
Principles of Consolidation: The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries and entities for which St. Jude Medical has a controlling financial interest. Intercompany transactions and balances have been eliminated in consolidation. For variable interest entities (VIEs), the Company assesses the terms of its interest in the entity to determine if St. Jude Medical is the primary beneficiary. Variable interests are ownership, contractual or other interests in an entity that change with increases or decreases in the fair value of the VIE's net assets exclusive of variable interests. The entity that consolidates the VIE is considered the primary beneficiary, and is defined as the party with (1) the power to direct activities of the VIE that most significantly affect the VIE's economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE. In the first quarter of 2013, the Company determined that CardioMEMS, Inc. (CardioMEMS) was a VIE for which the Company is the primary beneficiary and began consolidating their results effective February 27, 2013. Additionally, during the second quarter of 2013, the Company entered into a $40 million equity investment, contingent acquisition agreement and exclusive distribution agreement with Spinal Modulation, Inc. (Spinal Modulation) and determined it also was a VIE for which the Company is the primary beneficiary. The Company began consolidating Spinal Modulation's results effective June 7, 2013 (see Note 2).
Fiscal Year: The Company utilizes a 52/53-week fiscal year ending on the Saturday nearest December 31st. Fiscal year 2013, 2012 and 2011 consisted of 52 weeks and ended on December 28, 2013, December 29, 2012 and December 31, 2011, respectively.
Reclassifications: Certain prior period amounts have been reclassified to conform to current year presentation (see Note 15).
Use of Estimates: Preparation of the Company's consolidated financial statements in conformity with accounting principles generally accepted in the United States (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.
Cash Equivalents: The Company considers highly liquid investments with an original maturity of three months or less to be cash equivalents. Cash equivalents are stated at cost, which approximates fair value. The Company's cash equivalents include bank certificates of deposit, money market funds and instruments and commercial paper investments. The Company performs periodic evaluations of the relative credit standing of the financial institutions and issuers of its cash equivalents and limits the amount of credit exposure with any one issuer.
Marketable Securities: Marketable securities consist of publicly-traded equity securities that are classified as available-for-sale securities and investments in mutual funds that are classified as trading securities. On the balance sheet, available-for-sale securities and trading securities are classified as other current assets and other assets, respectively.
The following table summarizes the components of the balance of the Company's available-for-sale securities at December 28, 2013 and December 29, 2012 (in millions):

	December 28, 2013	December 29, 2012
Adjusted cost	$7	$9
Gross unrealized gains	28	32
Fair value	$35	$41

Available-for-sale securities are reported at fair value based upon quoted market prices (see Note 13). Unrealized gains and losses, net of related incomes taxes, are recognized in accumulated other comprehensive income in shareholders' equity. Upon the sale of an available-for-sale security, the unrealized gain (loss) is reclassified out of accumulated other comprehensive income and reflected as a realized gain (loss) in net earnings. Realized gains (losses) are computed using the specific identification method and recognized as other expense, net. During both 2013 and 2012, the Company sold available-for-sale securities, recognizing pre-tax gains of $13 million and $14 million, respectively (see Note 10). There were no realized gains (losses) from the sale of available-for-sale securities recorded during fiscal year 2011. Additionally, when the fair value of an available-for-sale security falls below its original cost and the Company determines that the corresponding unrealized loss is other-than-temporary, it recognizes an impairment loss to net earnings in that period. There were no available-for-sale impairment losses recognized in fiscal years 2013, 2012 or 2011.

The Company's investments in mutual funds are reported at fair market value based upon quoted market prices (see Note 13) and are held in a rabbi trust, which is not available for general corporate purposes and is subject to creditor claims in the event of insolvency. These investments are specifically designated as available to the Company solely for the purpose of paying benefits under the Company's deferred compensation plan (see Note 12).
Accounts Receivable: The Company grants credit to customers in the normal course of business, but generally does not require collateral or any other security to support its receivables. The Company maintains an allowance for doubtful accounts for potential credit losses. During 2013, the Company recognized a $9 million accounts receivable allowance charge in connection with a distributor termination in Europe. During 2011, the Company recognized a $57 million accounts receivable allowance charge with a distributor in the Greece market. In February 2012, an agreement was reached between the Greek government and the European Union and International Monetary Fund whereby creditors would swap existing Greek government bonds for new bonds with a significant reduction in face value, a longer term and lower interest rates. This agreement, among other macroeconomic and factors specific to the distributor, negatively impacted the solvency and liquidity of the Company's Greece distributor, raising significant doubt regarding the collectability of the Company's outstanding receivable balance. As a result, the Company recognized the $57 million accounts receivable allowance charge in the consolidated financial statements for the fiscal year ended December 31, 2011, which was subsequently written off during 2012. The Company also recognized an additional $9 million accounts receivable allowance charge in 2011 for increased collection risk associated with a customer in Europe. No significant accounts receivable allowance charges were recognized in 2012. The Company's total allowance for doubtful accounts was $45 million and $47 million at December 28, 2013 and December 29, 2012, respectively.
Inventories: Inventories are stated at the lower of cost or market with cost determined using the first-in, first-out method. Inventories consisted of the following (in millions):

	December 28, 2013	December 29, 2012
Finished goods	$494	$416
Work in process	52	50
Raw materials	162	144
	$708	$610

Property, Plant and Equipment: Property, plant and equipment are recorded at cost and are depreciated using the straight-line method over their estimated useful lives, ranging from 15 years to 39 years for buildings and improvements, three to 15 years for machinery and equipment, including capitalized development costs for internal-use software, and three to seven years for diagnostic equipment. Diagnostic equipment primarily consists of programmers that are used by physicians and healthcare professionals to program and analyze data from ICDs and pacemakers. Diagnostic equipment also includes other capital equipment provided by us to customers for use in diagnostic and surgical procedures. The estimated useful lives of this equipment are based on anticipated usage by physicians and healthcare professionals and the timing and impact of expected new technology platforms and rollouts by the Company. Property, plant and equipment are depreciated using accelerated methods for income tax purposes. During 2013, 2012 and 2011, depreciation expense was $218 million, $196 million, and $203 million, respectively.
Goodwill: Goodwill represents the excess of cost over the fair value of identifiable net assets of a business acquired. Goodwill for each reporting unit is reviewed for impairment at least annually. The Company assesses goodwill impairment by considering qualitative factors such as macroeconomic conditions, industry and market considerations, cost factors, financial performance, entity specific events, changes in net assets and sustained decrease in share price. If the qualitative assessment results in a determination that the fair value of a reporting unit is more-likely-than-not ("likely" meaning having a likelihood of more than 50%) greater than its carrying amount, no additional testing is considered necessary. However, if the Company determines the fair value is more-likely-than-not below the carrying value of a reporting unit, the Company performs the two-step goodwill impairment test required by the Financial Accounting Standards Board's (FASB) Accounting Standards Codification (ASC) Topic 350, Intangibles - Goodwill and Other. In the first step, the Company compares the fair value of each reporting unit, as computed primarily by present value cash flow calculations, to its book carrying value, including goodwill. If the carrying value exceeds the fair value, the goodwill of the reporting unit is potentially impaired and the Company would complete step 2 in order to measure the potential impairment loss. In step 2, the Company calculates the implied fair value of goodwill by deducting the fair value of all tangible and intangible net assets (including unrecognized intangible assets) of the reporting unit from the fair value of the reporting unit (as determined in step 1). If the implied fair value of goodwill is less than the carrying value of goodwill, the Company would recognize an impairment loss equal to the difference. During the fourth quarters of 2013, 2012 and 2011, the Company concluded that it was more-likely-than-not that the fair value was more than its carry value based on its qualitative assessment.
Other Intangible Assets: Other intangible assets consist of purchased technology and patents, in-process research and development (IPR&D) acquired in a business acquisition, customer lists and relationships, trademarks and tradenames, licenses and distribution agreements. Definite-lived intangible assets are amortized on a straight-line basis over the estimated useful life ranging from three to 20 years. Certain trademark assets are considered indefinite-lived intangible assets and are not amortized.
The Company's policy defines IPR&D as the value of technology acquired for which the related products have not yet reached technological feasibility and have no future alternative use. The primary basis for determining the technological feasibility of these projects is obtaining regulatory approval to market the underlying products in an applicable geographic region. IPR&D acquired in a business acquisition is subject to ASC Topic 805, Business Combinations (ASC Topic 805), which requires the fair value of IPR&D to be capitalized as an indefinite-lived intangible asset until completion of the IPR&D project or abandonment. Upon completion of the development project (generally when regulatory approval to market the product is obtained), the IPR&D is amortized over its estimated useful life. If the IPR&D projects are abandoned, the related IPR&D assets would likely be impaired and written down to fair value. The purchase of certain intellectual property assets relate to technology or products without regulatory approval is considered a purchase of assets rather than the acquisition of a business. For such purchases, rather than being capitalized, any IPR&D acquired in such asset purchases is expensed immediately.
The Company also reviews its indefinite-lived intangible assets for impairment regularly to determine if any adverse conditions exist that would indicate impairment or when impairment indicators exist. The Company assesses its indefinite-lived intangible assets for impairment similar to goodwill by considering qualitative factors such as macroeconomic conditions, industry and market considerations, cost factors, financial performance, entity specific events and project-based performance toward regulatory approvals. Similar to the goodwill impairment analysis, if the qualitative assessment results in a determination that the fair value of an indefinite-lived intangible asset is more-likely-than-not ("likely" meaning having a likelihood of more than 50%) greater than its carrying amount, no additional testing is considered necessary. However, if the Company determines the fair value of its indefinite-lived intangible assets is more-likely-than-not below the carrying value, impairment indicators exist. During 2013, the Company performed a qualitative assessment of its indefinite-lived intangible assets by considering many of the above factors and subsequently determined that a quantitative impairment analysis was further necessary for certain CATD indefinite-lived tradename and IPR&D assets. The Company utilized a discounted cash flow model for each individual asset level under scrutiny and recognized an impairment charge of $29 million to write-down the related assets to fair value. The impairments were due primarily to the Company's revised expectations, including an increase in the cost and length of time to bring the related products to market through U.S. regulatory approval. The Company recognized no impairment charges on its indefinite-lived intangible assets during fiscal year 2012 or 2011.
The Company also reviews its definite-lived intangible assets for impairment when impairment indicators exist. When impairment indicators exist, the Company determines if the carrying value of its definite-lived intangible assets exceeds the related undiscounted future cash flows. In cases where the carrying value exceeds the undiscounted cash flows, the carrying value is written down to fair value, which the Company determines using present value cash flow calculations. During 2012, the Company recognized impairment charges of $31 million associated with purchased technology assets in the Company's IESD and CATD segments, as their future expected discounted cash flows did not exceed the carrying value of the related assets. Additionally, during 2013, 2012 and 2011, the Company recognized $13 million, $2 million and $52 million, respectively, of intangible asset impairments primarily associated with customer relationship intangible assets acquired in connection with legacy acquisitions of businesses involved in the distribution of the Company's products. Due to the changing dynamics of the U.S. healthcare market, specifically as it relates to hospital purchasing practices, these intangible assets were determined to have no future discrete cash flows and were fully impaired in the respective periods. See Note 9 for further detail regarding the intangible asset impairments recognized during fiscal years 2013, 2012 and 2011.
Contingent Consideration: In connection with certain business combinations or purchases of intellectual property the Company may agree to provide future contingent consideration payments. Payment of the additional consideration is generally contingent on the acquired company reaching certain performance milestones, including attaining specified revenue levels, achieving product development targets or receiving regulatory approvals to market products. Contingent consideration is recognized on the acquisition date at the estimated fair value of the contingent milestone payment(s). The acquisition date fair value is measured based on the consideration expected to be transferred (probability-weighted), discounted back to present value. The discount rate used is determined at the time of measurement in accordance with accepted valuation methods. The fair value of the contingent consideration is remeasured to its estimated fair value at each reporting period with the change in fair value recognized in selling, general and administrative expense in the Company's Consolidated Statements of Earnings.
Product Warranties: The Company offers a warranty on various products, the most significant of which relate to pacemaker and ICD systems. The Company estimates the costs it expects to incur under its warranties and records a liability for such costs at the time the product is sold. Factors that affect the Company's warranty liability include the number of units sold, historical and anticipated rates of warranty claims and cost per claim. The Company regularly assesses the adequacy of its warranty liabilities and adjusts the amounts as necessary.

Changes in the Company's product warranty liability during fiscal years 2013 and 2012 were as follows (in millions):

	2013	2012
Balance at beginning of period	$38	$36
Warranty expense recognized	3	5
Warranty credits issued	(4)	(3)
Balance at end of period	$37	$38

Product Liability: Based on historical loss trends and anticipated loss on products sold, the Company accrues for product liability claims through its self-insurance program in effort to adequately cover future losses. Additionally, the Company accrues for product liability claims when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated. Receivables for insurance recoveries from prior product liability insurance coverage are recognized when it is probable that a recovery will be realized. We are currently the subject of product liability litigation proceedings and other proceedings described in more detail at Note 5.

Litigation: The Company accrues a liability for costs related to litigation, including future legal costs, settlements and judgments where it has assessed that such costs are probable and an amount can be reasonably estimated.
Revenue Recognition: The Company sells its products to hospitals primarily through a direct sales force. In certain international markets, the Company sells its products through independent distributors. The Company recognizes revenue when persuasive evidence of a sales arrangement exists, delivery of goods occurs through the transfer of title and risks and rewards of ownership, the selling price is fixed or determinable and collectability is reasonably assured. A portion of the Company's inventory is held by field sales representatives or consigned at hospitals. For such product inventory, revenue is recognized at the time the Company is notified that the inventory has been implanted or used by the customer. For products that are not consigned, revenue recognition occurs upon shipment to the hospital or, in the case of distributors, when title transfers under the contract assuming all other revenue recognition criteria are met. The Company offers sales rebates and discounts to certain customers. The Company records such rebates and discounts as a reduction of net sales in the same period revenue is recognized. The Company estimates rebates based on customers' contracted terms and historical sales experience.
Excise Taxes: The Company incurs certain excise taxes in the distribution of its products, including a medical device excise tax assessed on U.S sales and an excise tax assessed on purchases from the Company's Puerto Rico manufacturing subsidiary. The U.S. medical device excise tax is imposed on the first sale in the U.S. by the manufacturer, producer or importer of a medical device to either a third party or an affiliated distribution entity. The Company capitalizes the assessment of these excise taxes as part of inventory, which is then recognized as cost of sales when the related inventory is sold to a third party customer.
Research and Development: Research and development costs are expensed as incurred. Research and development costs include costs of all basic research activities, including engineering and technical effort required to develop a new product or make significant improvements to an existing product or manufacturing process. Research and development costs also include pre-approval regulatory costs and clinical research expenses.
Stock-Based Compensation: The Company accounts for stock-based compensation in accordance with ASC Topic 718, Compensation - Stock Compensation (ASC Topic 718). Under the fair value recognition provisions of ASC Topic 718, the Company measures stock-based compensation cost at the grant date fair value and recognizes the compensation expense over the requisite service period, which is the vesting period, using a straight-line attribution method.
The amount of stock-based compensation expense recognized during a period is based on the portion of the awards that are ultimately expected to vest. The Company estimates pre-vesting award forfeitures at the time of grant by analyzing historical data and revises those estimates in subsequent periods if actual forfeitures differ from those estimates. Ultimately, the total expense recognized over the vesting period will only be for those awards that vest. The Company's awards are not eligible to vest early in the event of retirement, however, the majority of the Company's awards vest early in the event of a change in control. See Note 8 for further detail on the Company's stock compensation plans.
Net Earnings Per Share Attributable to St. Jude Medical, Inc.: Basic net earnings per share is computed by dividing net earnings by the weighted average number of outstanding common shares during the period, exclusive of dilutive securities. Diluted net earnings per share is computed by dividing net earnings by the weighted average number of outstanding common shares and dilutive securities.
The following table sets forth the computation of basic and diluted net earnings per share for fiscal years 2013, 2012 and 2011 (in millions, except per share amounts):

	2013	2012	2011
Numerator:
Net earnings attributable to St. Jude Medical, Inc.	$723	$752	$826
Denominator:
Basic weighted average shares outstanding	287.0	313.3	324.3
Effect of dilutive securities:
Stock options	3.2	1.3	2.6
Restricted stock units	0.4	0.2	0.2
Diluted weighted average shares outstanding	290.6	314.8	327.1
Basic net earnings per share	$2.52	$2.40	$2.55
Diluted net earnings per share	$2.49	$2.39	$2.52

Approximately 4.8 million, 18.9 million and 11.5 million shares of common stock subject to stock options and restricted stock units were excluded from the diluted net earnings per share computation because they were not dilutive during fiscal years 2013, 2012 and 2011, respectively.
Foreign Currency Translation: Sales and expenses denominated in foreign currencies are translated at average exchange rates in effect throughout the year. Assets and liabilities of foreign operations are translated at period-end exchange rates with the impacts of foreign currency translation recognized to cumulative translation adjustment, a component of accumulated other comprehensive income (loss). Foreign currency transaction gains and losses are included in other expense, net.
Derivative Financial Instruments: The Company follows the provisions of ASC Topic 815, Derivatives and Hedging (ASC Topic 815) to account for its derivative instruments and hedging activities. ASC Topic 815 requires all derivative financial instruments to be recognized on the balance sheet at fair value. Changes in the fair value of derivatives are recognized in net earnings or other comprehensive income depending on whether the derivative is designated as part of a qualifying hedge transaction.
The Company uses forward contracts to manage foreign currency exposures primarily related to intercompany receivables and payables arising from intercompany purchases of manufactured products. These forward contracts are not designated as qualifying hedges and therefore, the changes in the fair values of these derivatives are recognized in net earnings and classified in other expense, net. The gains and losses on these forward contracts largely offset the losses or gains on the foreign currency exposures being managed. See Note 14 for further detail on the Company's use of its derivative financial instruments.
New Accounting Pronouncements: In February 2013, the FASB issued Accounting Standards Update (ASU) 2013-02: Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income (ASU 2013-02), an update to Comprehensive Income (Topic 220). ASU 2013-02 requires an entity to present either on the face of the statement where net income is presented or in the notes to the financial statements, significant amounts reclassified out of accumulated other comprehensive income by the respective line items in the statement presenting net income. Additionally, disclosures about the changes in each component of accumulated other comprehensive income are also required. ASU 2013-02 requires prospective application and is effective for all fiscal years and interim periods beginning after December 15, 2012. The Company adopted ASU 2013-02 in the first quarter of 2013 and includes the required disclosures in Note 7.